SCHEDULE 14C
                                (Rule 14c-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION
            Information Statement Pursuant to Section 14(c) of the
          Securities Exchange Act of 1934 (Amendment No. _________)

Check the appropriate box:
[ ] Preliminary information      [ ] Confidential, for use of the Commission
    statement                        only (as permitted by Rule 14c-5(d)(2))
[x] Definitive information
    statement


                            LANNETT COMPANY, INC.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14-c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:











                            LANNETT COMPANY, INC.
                               9000 STATE ROAD
                            PHILADELPHIA, PA 19136


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held February 23, 2000


TO THE STOCKHOLDERS OF LANNETT COMPANY, INC.

The annual meeting (the "Annual Meeting") of the Stockholders of Lannett Company, Inc., a Delaware Corporation, (the "Company") will be held on Wednesday, February 23, 2000 at 11:00 a.m., local time, at 9000 State Road, Philadelphia, PA 19136, for the following purposes:

1. To elect two (2) members of the Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and

2. To ratify the appointment of Grant Thornton, LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2000.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THESE MATTERS ARE MORE FULLY DESCRIBED IN THE INFORMATION STATEMENT ACCOMPANYING THIS NOTICE.

The Board of Directors of the Company has fixed the close of business on January 10, 2000 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting.

You are cordially invited to attend the Annual Meeting in person and we encourage you to attend and take the opportunity to ask questions.


                                      By Order of the Board of Directors


                                      /s/ Audrey Farber
January 21, 2000                      Audrey Farber
Philadelphia, Pennsylvania            Secretary






                            LANNETT COMPANY, INC.
                               9000 State Road
                            Philadelphia, PA 19136

                               January 21, 2000

                            INFORMATION STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS


                       DATE, TIME, AND PLACE OF MEETING

            This Information Statement is provided to you by the Board of Directors of Lannett Company, Inc. (the "Company" or "Lannett") in connection with our Annual Meeting. The Annual Meeting will be held at 11:00 a.m. on Wednesday, February 23, 2000 at the principal executive offices of the Company, 9000 State Road, Philadelphia, PA 19136, or at any adjournments or postponements of the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting. We intend to mail this Information Statement and the accompanying Notice of Annual Meeting on or about January 21, 2000, to all stockholders entitled to vote at the Annual Meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

                              PURPOSE OF MEETING

            The proposals that will be considered and acted on at the Annual Meeting are (i) the election of two members of the Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and (ii) the ratification of Grant Thornton, LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2000. There are no other matters that the Board of Directors is aware will be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Information Statement.

                   VOTING SECURITIES AND CHANGE IN CONTROL

            Only holders of record of Lannett's common stock at the close of business on January 10, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 10, 2000, Lannett had outstanding and entitled to vote 13,206,128 shares of common stock, .001 par value per share ("Common Stock"). Our Common Stock is the only class of voting stock. We have no preferred stock issued or outstanding as of January 10, 2000. Each stockholder of record on January 10, 2000 is entitled to one vote for each share held on all matters to be voted on at the Annual Meeting, and there is no cumulative voting. A majority of the outstanding shares of Common Stock must be present or represented at the Annual Meeting to have a quorum. Directors will be elected by a plurality of the votes of the stockholders cast at the Annual Meeting. A majority of the outstanding votes of

                                      1


stockholders entitled to vote are required for the ratification of the appointment of the independent public accountants.

            On December 22, 1999, William Farber, the President, Chief Executive Officer, and Chairman of the Board of the Company, exercised his right to convert a convertible debenture dated December 22, 1991. The convertible debenture related to a term loan dated August 30, 1991. The principal balance on the loan was $2,000,000 and the conversion rate of the loan was four (4) shares of Common Stock for every $1.00 of indebtedness. The interest on the loan was paid to date; therefore, the transaction converted the $2,000,000 of indebtedness to 8,000,000 shares of Common Stock, thereby giving William Farber beneficial ownership of 9,174,986 shares of Common Stock, which constitutes 69.5% of the Common Stock outstanding. Although William Farber had effective ownership control of the Company prior to this conversion transaction, this transaction gave him actual majority ownership control.


                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

Nominees

            The Company's Bylaws provide that the number of directors of the Company may be determined by the stockholders, or in the absence of such determination, by the Board of Directors. Roy English resigned as a director of the Company on December 23, 1999 and has declined nomination as a director. Prior to Roy English's resignation as a director, there were three directors of the Company. However, the Board of Directors has determined that the functions of the Board can be adequately served by two directors, although the current directors of the Company will have the right to fill the vacancy on the Board at any time. The Board of Directors nominates the two persons named below for election to the Board of Directors. As of the date of this Information Statement, the Board of Directors is not aware that either nominee is unable or will decline to serve as a director. The two nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company until the next Annual Meeting and until their successors have been elected and qualified or until their earlier resignation or removal.

            The following list identifies the nominees for election to the Board of Directors and sets forth certain information regarding each nominee. Both nominees are currently serving as a director of the Company.

            David Farber, 40, was elected a Director of the Company in 1991. David Farber is the owner and President of TVO, Inc. David Farber was the President and owner of Vital Foods, Inc., an eight-store chain of health food stores in the Detroit, Michigan area from October to November 1994, when he sold it. Prior to that, David Farber was employed by Michigan Pharmacal Corporation for 13 years, the most recent six years as Executive Vice President and, prior to that, as Production Manager. David Farber is the son of William Farber.

            William Farber, 68, was elected as Chairman of the Board of Directors in August 1991.

                                      2



From April 1993 to the end of 1993, William Farber was the President and a director of Auburn Pharmaceutical Company. In 1980, William Farber formed Major Pharmaceutical Corporation, a generic pharmaceutical buying group, and served as its Director of Purchasing from 1990 through March 1993. William Farber founded Michigan Pharmacal Corporation, and, from 1965 through 1990, served as its Chief Executive Officer. William Farber is a registered pharmacist in the State of Michigan. William Farber is the father of David Farber and the husband of Audrey Farber, Secretary of the Company.

            To the best of the Company's knowledge, there are no material proceedings to which either nominee is a party, or has a material interest adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of either nominee during the past five years.

Board Meetings and Committees

            The Board met once during the fiscal year ended June 30, 1999 ("Fiscal 1999"). Roy English and William Farber attended the Board meeting in Fiscal 1999, but David Farber was absent from the meeting. Based on the number of directors on the Board, the directors have agreed that separate audit, nominating, compensation or other committees of the Board of Directors would not be useful.

Compensation of Directors

            Directors received compensation of $300 per meeting attended, for services provided as directors of the Company during Fiscal 1999. Directors are reimbursed for expenses incurred in attending Board meetings.

Employment Contracts

            There were no employment contracts in existence at the end of Fiscal 1999.


                                      3





                                PROPOSAL NO. 2
                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

            On December 10, 1999, the Company's independent accountants who previously audited the Company's financial statements for the fiscal years ended June 30, 1999 and prior year, Deloitte & Touche LLP, were notified that the Company had elected not to use their services in connection with the audit of the Company's 2000 financial statements. Deloitte & Touche LLP's reports on the Company's financial statements for the fiscal years ended June 30, 1999 and June 30, 1998 did not contain an adverse opinion or a disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years ended June 30, 1999 and June 30, 1998 and the subsequent interim period preceding December 10, 1999, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company did not experience any of the events listed in Item 304 of regulation S-B as defined as "reportable events" within the Company's two most recent fiscal years ended June 30, 1999 and June 30, 1998 and the subsequent interim period preceding December 10, 1999. A Form 8-K was filed on December 17, 1999 and an amendment to it was filed on December 22, 1999.

            On December 29, 1999 the Company filed on Form 8-K notification of engagement of Grant Thornton, LLP as the Company's new independent accountants to audit the Company's financial statements. Representatives of Grant Thornton, LLP expect to be present at the Meeting and will have the opportunity to prepare a statement if they desire to do so and respond to appropriate questions.

                            PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of January 1, 2000, information regarding the security ownership of the directors and certain executive officers of the Company and persons known to the Company to be beneficial owners of more than five (5%) percent of the Common Stock:

                                                         Excluding Options                 Options
                                                         and Debentures(1)                 and Debentures(2)
                                                         -----------------                 -----------------

Name and Address of                                  Number            Percent          Number            Percent
Beneficial Owner                    Office           of Shares         of Class         of Shares         of Class
-------------------                 -------          -----------       --------         ---------         --------
Directors/Executive Officers:

Roy English(3)                      Director            34,000(4)         .26%                0               0%
9000 State Road
Philadelphia, PA  19136

David Farber(5)                     Director            71,872(6)         .54%                0               0%
9000 State Road
Philadelphia, PA  19136





                                      4


William Farber(5)                   Chairman of      9,174,986(7)       69.50%                  0             0%
9000 State Road                     the Board
Philadelphia, PA  19136

Jeffrey Moshal(8)                   Chief Operating       200               0%          100,000(9)        55.56%
9000 State Road                     Officer
Philadelphia, PA  19136

Larry Dalesandro                    Chief Operating          0              0%           10,000(10)       55.56%
9000 State Road                     Officer
Philadelphia, PA  19136

Alan Saidel                         Vice President           0              0%           50,000(9)        27.78%
9000 State Road                     Manufacturing
Philadelphia, PA  19136             and Operations

Eugene Livshits                     Vice President           0              0%           12,000(10)       27.78%
9000 State Road                     Analytical
Philadelphia, PA  19136             Services

All directors and                                    9,281,058          70.28%          172,000(11)       83.33%
executive officers as
a group (5 persons)

Other 5% Shareholders:

Samuel Gratz                                           906,567(10)       6.86%                0               0%
1139 Kerper Street
Philadelphia, PA  19111

==============================================================================
(1) Based upon 13,206,128 shares of common stock outstanding as of January 1, 2000.

(2) Assumes that all options and debentures exercisable within sixty days have been exercised, resulting in 180,000 shares outstanding as of January 1, 2000.

(3)      Roy English resigned as a director of the Company effective December
         23, 1999.

(4)      Includes 3,500 shares owned by the spouse of Roy English.

(5) William Farber is the father of David Farber and the husband of Audrey Farber, the Secretary of the Company.

(6) Includes 4,992 shares held by David Farber's minor child, 10,580 shares held in an individual retirement account, and 1,900 shares held by David Farber's wife.

(7) On December 22, 1999, William Farber exercised his right to convert a convertible debenture dated December 22, 1991, thereby converting $2,000,000 of indebtedness into 8,000,000 shares of Common Stock.

(8) Jeffrey Moshal resigned as Chief Operating Officer of the Company on November 23, 1999.

(9) The options represent 100,000 and 50,000 incentive stock options which were granted to Mr. Moshal and Mr. Saidel on October 13, 1997 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable one-third on or after October 13, 1998, one-third on or after October 13, 1999, and one-third on or after October 13, 2000

(10) The options represent 10,000 and 12,000 incentive stock options which were granted to Mr. Dalesandro and Mr. Livshits on November 2, 1999 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable one-third on or after November 2, 2000, one-third on or after November 2, 2001, and one-third on or after November 2, 2002



                                      5

(11) Includes 4,000 shares of common stock subject to currently exercisable options to purchase shares at an exercise price of $4.375 per share, and 4,000 shares of common stock subject to currently exercisable options to purchase shares at an exercise price of $3.78125 per share.

(12)     Includes 496 shares which are held by the spouse of Samuel Gratz.


Section 16 (a) Beneficial Ownership Reporting Compliance

            Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company during Fiscal 1999, the Company believes that the following directors, officers or beneficial owners of more than ten percent of the Company's common stock failed to file on a timely basis the following reports required by Section 16(a) of the Securities Exchange Act of 1934: Alan Saidel did not file a report reporting a grant of options on October 13, 1998.

                         MANAGEMENT AND COMPENSATION

         The directors and executive officers of the Company are set forth below:

                            Age    Position
                            ---    --------

         David Farber       40     Director

         William Farber     68     President, Chief Executive
                                   Officer, and Chairman of the Board

         Audrey Farber      64     Secretary

         Larry Dalesandro   28     Chief Operating Officer

         Alan Saidel        40     Vice President - Operations &
                                   Manufacturing

         Eugene Livshits    47     Vice President - Analytical Services


         David Farber - see "Proposal No. 1 - Election of Directors" for matters pertaining to David Farber.

         William Farber - see "Proposal No. 1 - Election of Directors" for matters pertaining to William Farber.

         Audrey Farber was elected Secretary in August 1991. Audrey Farber is the wife of William Farber.

         Larry Dalesandro was elected Chief Operating Officer in November 1999. Mr. Dalesandro



                                      6


joined the Company in January 1999 as Controller. Mr. Dalesandro was previously employed as Director of Financial Operations at Criterion Communications, Inc. Mr. Dalesandro was also employed as Certified Public Accountant at an international accounting, auditing and consulting firm, where he specialized in manufacturing clients.

         Alan Saidel was elected Vice President Operations & Manufacturing in July 1998. Mr. Saidel joined the Company in February 1996 as Director of Operations & Manufacturing. Mr. Saidel has 16 years of experience in the pharmaceutical industry. Mr. Saidel was previously employed at Barr Laboratories Inc., Mutual Pharmaceuticals Inc. and Pal-Pak Inc., where he held the position of Director of Operations.

         Eugene Livshits was elected Vice President of Analytical Services in November 1999. Mr. Livshits joined the Company in February 1997 as Director of Quality Control. Mr. Livshits has 25 years of experience in the pharmaceutical and medical-related industries. Mr. Livshits was previously employed as Director of Quality Control and Analytical Research at Glenwood-Palisades.

Executive Compensation

         Summary Compensation Table

         The following table summarizes all compensation paid to or earned by the executive officers of the Company for Fiscal 1999, Fiscal 1998 and Fiscal 1997. There are no other executive officers whose total annual salary and bonus from the Company exceeded $100,000 during Fiscal 1999.

                                                              Long Term Compensation

                               Annual Compensation                   Awards              Payouts
-----------------------------------------------------------------------------------------------------
     (a)              (b)     (c)        (d)     (e)            (f)         (g)          (h)             (i)
   Name and                                      Other         Restricted                LTIP            All Other(4)
   Principal          Fiscal                     Annual(2)     Stock        Option/(3)   Payouts         Compensation
   Position           Year    Salary(1)  Bonus   Compensation  Award(s)     SARs         Amount          Amount
   ---------          ------  --------   ------  ------------  ----------   ----------   ------------    ------------
William Farber         1999          0       0         0           0            0            0                0
Chief Executive
Officer, President,    1998          0       0         0           0            0            0                0
and Chairman of
the Board              1997          0       0         0           0            0            0                0

Vlad Mikijanic         1999    121,528   2,000     7,200           0            0            0                0
Vice President/
Technical Affairs(5)   1998    113,980   1,500     7,200           0            0            0                0

                       1997    110,643   1,400     7,200           0            0            0                0




                                      7

Jeffrey M              1999    122,768   2,000     7,200           0        100,000          0                0
Moshal(6)
Chief Operating
Officer                1998    108,150   1,500     7,200           0        100,000          0                0


Alan Saidel(7)         1999    106,326   2,000     7,200           0         50,000          0                0
Vice President/
Manufacturing
and Operations         1998    105,175   1,500     7,200           0         50,000                      13,000

(1) Includes payments to the Company's 401(k) Plan for Mr. Mikijanic, Mr. Moshal and Mr. Saidel (3% of Mr. Mikijanic's, Mr. Moshal's and Mr. Saidel's salary).

(2) $7,200 paid to Mr. Mikijanic, Mr. Moshal and Mr. Saidel for automobile leasing and expenses for all periods presented.

(3) The options represent 100,000 and 50,000 incentive stock options which were granted to Mr. Moshal and Mr. Saidel on October 13, 1997 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable one-third on or after October 13, 1998, one-third on or after October 13, 1999, and one-third on or after October 13, 2000. At June 30, 1999, the aggregate market value of these restricted stock holdings was $201,563 (computed by reference to the average closing bid and ask prices of such stock as quoted by the NQB.)

(4)   $13,000 paid to Mr. Saidel for living expenses.

(5) Mr. Mikijanic's employment with the Company was terminated on May 14, 1999.

(6)   Mr. Moshal resigned as Chief Operating Officer on November 23, 1999.

(7)   Mr. Saidel was elected as an officer of the Company on July 13, 1998.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values

         The following table sets forth information concerning options granted during the fiscal year ended June 30, 1999 to those persons named in the preceding Summary Compensation Table:

       (a)                 (b)       (c)            (d)              (e)
                                                Number of         Value of
                                                Securities       Unexercised
                                                Underlying       In-the-Money
                          Shares                Unexercised       Options at
                         Acquired            Options at FY-End     FY-End
                           on        Value     Exercisable/      Exercisable/
      Name               Exercise  Realized   Unexercisable     Unexercisable
      ----               --------  --------  -----------------  -------------
Jeffrey M. Moshal(1)        --          --        33,333(2)
Chief Operating                                   66,667
Officer

Alan Saidel                  --         --         16,667(3)
Vice President/                                    33,333
Manufacturing
and Operations

William Farber               --         --           --               --
Chief Executive Officer
President, and Chairman
of the Board

Vlad Mikijanic               --         --           --               --
Vice President/
Technical Affairs

(1) Mr. Moshal's employment with the Company was terminated on November 23, 1999.

(2) The options represent 100,000 incentive stock options which were granted to Mr. Moshal on October 13, 1997 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable one-third on or after October 13, 1998, one-third on or after October 13, 1999, and one-third on or after October 13, 2000

(3) The options represent 50,000 incentive stock options which were granted to Mr. Saidel on October 13, 1997 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable one-third on or after October 13, 1998, one-third on or after October 13, 1999, and one-third on or after October 13, 2000.

                                      8



                            NO DISSENTERS' RIGHTS

            The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            William Farber, the President, Chief Executive Officer and Chairman of the Board of the Company, provided the Company with a financing package aggregating $6,250,000, which the Company used to renovate its manufacturing facility, to acquire new equipment, to remove hazardous waste materials, to retain new management and to provide working capital. The financing package was the Company's primary source of funds with which it operated during Fiscal 1993. The package consisted of a $4,250,000 revolving line of credit bearing interest at the prime rate published by Michigan National Bank at 1% per annum, and a $2,000,000 convertible debenture due December 23, 1999 ("Convertible Debenture"). On December 22, 1999, William Farber exercised his right to convert the Convertible Debenture. The principal balance on the loan was $2,000,000 and the conversion rate of the loan was four (4) shares of Common Stock for every $1.00 of indebtedness. The interest on the loan was paid to date; therefore, the transaction converted the $2,000,000 of indebtedness to 8,000,000 shares of Common Stock, thereby giving Mr. Farber beneficial ownership of 9,174,986 shares of Common Stock, which constitutes 69.5% of the Common Stock outstanding (based upon 13,206,128 shares of Common Stock outstanding). Although William Farber had effective ownership control of the Company prior to this conversion transaction, this transaction gave him actual majority ownership control.



                                      9



1999 ANNUAL REPORT TO STOCKHOLDERS


            The Company's 1999 Annual Report to Stockholders has been delivered with this Information Statement or previously delivered to Stockholders.


                                  SIGNATURE

            Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.



Date:  January 21, 2000               LANNETT COMPANY, INC.


                                      By: /s/ Audrey Farber
                                      ---------------------------------------
                                      Audrey Farber, Secretary





                                     10